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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-65361, 333-65359, 333-65363 and 333-52928 on Form S-8 of our report dated
March 16, 2001 appearing in the Annual Report on Form 10-K of Franklin Financial Corporation for the year ended December 31, 2000.




/s/ DELOITTE & TOUCHE LLP

Nashville, Tennessee
March 30, 2001